SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                           ------------------------

                                   FORM 8-K

                                Current Report

                    Pursuant To Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 15, 2002


                                 E-Z-EM, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                  1-11479                     11-1999504
          (Commission File Number) (IRS Employer Identification No.)


                   717 Main Street, Westbury, New York 11590
         (Address of Principal Executive Offices, Including Zip Code)


                                (516) 333-8230
             (Registrant's Telephone Number, Including Area Code)


ITEM 5.  OTHER EVENTS

         On October 15, 2002, E-Z-EM, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company's stockholders had approved the previously announced merger of a wholly owned subsidiary of the Company with and into the Company pursuant to which each outstanding share of the Company's Class A common stock and each outstanding share of the Company's Class B common stock will be converted into one share of a single, newly created class of common stock of the Company.

         A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1      Press Release dated October 15, 2002.




                                  SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2002                     E-Z-EM, INC.
                                            (Registrant)



                                            By:  /s/ Anthony A. Lombardo
                                                 Anthony A. Lombardo
                                                 President and
                                                 Chief Executive Officer